UBS Cashfund Inc.

                               51 West 52nd Street
                          New York, New York 10019-6114


                            -------------------------


                       STATEMENT OF ADDITIONAL INFORMATION


     UBS Cashfund Inc. is a professionally managed, no load money market fund designed to provide investors with current income, stability of principal and high liquidity.

     The fund's investment advisor and administrator is UBS Financial Services Inc. UBS Global Asset Management (US) Inc. ("UBS Global AM") is the fund's principal underwriter, sub-advisor and sub-administrator. UBS Financial Services Inc. and UBS Global AM are indirect wholly owned subsidiaries of UBS AG.

     Portions of the fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Report accompanies this SAI. You may obtain an additional copy of the Annual Report without charge by calling toll-free 1-800-647 1568.

     This SAI is not a prospectus and should be read only in conjunction with the fund's current Prospectus, dated July 29, 2003. A copy of the Prospectus may be obtained by calling any Financial Advisor at UBS Financial Services Inc. or correspondent firm or by calling toll-free 1-800-647 1568. This SAI is dated July 29, 2003.



                               TABLE OF CONTENTS




                                                                                         Page
                                                                                        -----
   The Fund and Its Investment Policies .............................................     2
   The Fund's Investments, Related Risks and Limitations ............................     2
   Organization of the Fund; Directors and Officers; Principal Holders and Management
    Ownership of Securities .........................................................     9
   Investment Advisory, Administration and Principal Underwriting Arrangements ......    16
   Portfolio Transactions ...........................................................    18
   Additional Information Regarding Redemptions; Financial Institutions .............    19
   Valuation of Shares ..............................................................    20
   Performance Information ..........................................................    21
   Taxes ............................................................................    22
   Other Information ................................................................    22
   Financial Statements .............................................................    23

                      THE FUND AND ITS INVESTMENT POLICIES

     The fund's investment objective may not be changed without shareholder approval. Except where noted, the investment policies of the fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.

     The fund's investment objective is to provide current income, stability of principal and high liquidity. The fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments include short-term debt obligations and similar securities. They also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. These instruments include (1) U.S. and foreign government securities, (2) obligations of U.S. and foreign banks, (3) commercial paper and other short-term obligations of U.S. and foreign corporations, partnerships, trusts and similar entities, (4) repurchase agreements and (5) investment company securities. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.


     The fund may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of U.S. and non-U.S. banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.


     The fund may purchase only those obligations that UBS Global AM determines, pursuant to procedures adopted by the board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("Investment Company Act"). First Tier Securities include U.S. government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("rating agencies") (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security,
(4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by UBS Global AM to be of comparable quality.


     The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than U.S. government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. The fund may purchase only U.S. dollar denominated obligations of non-U.S. issuers.

     The fund may invest up to 10% of its net assets in illiquid securities.
The fund may purchase securities on a when-issued or delayed delivery basis.
The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Fund's Investments, Related Risks and Limitations--Investment Limitations of the Fund" for more information regarding borrowing. The fund may invest in the securities of other investment companies.



              THE FUND'S INVESTMENTS, RELATED RISKS AND LIMITATIONS

     The following supplements the information contained in the Prospectus and above concerning the fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or SAI, the fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The fund may invest in these instruments to the extent consistent with its investment objective.

     Yields and Credit Ratings of Money Market Instruments. The yields on the money market instruments in which the fund invests are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opin-ions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

     Subsequent to its purchase by the fund, an issue may cease to be rated or its rating may be reduced. If a security in the fund's portfolio ceases to be a First Tier Security (as defined above) or UBS Global AM becomes aware that a security has received a rating below the second highest rating by any rating agency, UBS Global AM and, in certain cases, the fund's board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category by a single rating agency at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.

     U.S. Government Securities. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. These U.S. government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

     U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

     Commercial Paper and Other Short-Term Obligations. Commercial paper includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. The fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by the Securities and Exchange Commission ("SEC"). Descriptions of certain types of short-term obligations are provided below.

     Asset-Backed Securities. The fund may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. Such assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See "The Fund's Investments, Related Risks and Limitations--Credit and Liquidity Enhancements."

     Variable and Floating Rate Securities and Demand Instruments. The fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, the fund may purchase variable and floating rate securities of other issuers. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives the fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The fund's investment in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. The fund will purchase variable and floating rate securities of non-U.S. government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less. See "The Fund's Investments, Related Risks and Limitations--Credit and Liquidity Enhancements."

     Generally, the fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

     Auction Rate and Remarketed Preferred Stock. The fund may purchase certain types of auction rate preferred stock ("ARPS") and/or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include ARPS and RPS issued by closed-end investment companies. ARPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. ARPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both ARPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of ARPS and RPS may exercise a demand feature and has the right to sell the ARPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

     The fund's investments in ARPS and RPS issued by closed-end funds also are subject to limitations that generally prohibit a fund from investing more than 10% of its assets in securities of other investment companies. See "The Fund's Investments, Related Risks and Limitations--Investments in Other Investment Companies."

     Variable Amount Master Demand Notes. The fund may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.


     Investing in Foreign Securities. The fund's investments in U.S. dollar denominated securities of non-U.S. issuers may involve risks that are different from investments in U.S. issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments. Additionally, there may be less publicly available information about non-U.S. issuers because they may not be subject to the same regulatory requirements as domestic issuers. The fund's investments in securities issued by U.S. finance subsidiaries of non-U.S. banks may involve similar risks to the extent a non-U.S. bank is deemed to support its U.S. finance subsidiary. U.S. finance subsidiaries of foreign banks may not be subject to regulation by U.S. state or federal banking regulations.


     Credit and Liquidity Enhancements. The fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to the fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of the fund to use them when the fund wishes to do so.

     Illiquid Securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those UBS Global AM has determined are liquid pursuant to guidelines established by the board. The fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

     Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act"), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

     Not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a 'safe harbor" from the registration requirements of that Act for resales of certain securities to qualified institutional buyers. These markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

     The board has delegated the function of making day-to-day determinations of liquidity to UBS Global AM pursuant to guidelines approved by the board. UBS Global AM takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. UBS Global AM monitors the liquidity of restricted securities in the fund's portfolio and reports periodically on such decisions to the board.

     UBS Global AM also monitors the fund's overall holdings of illiquid securities. If the fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), UBS Global AM will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, the fund is not required to dispose of illiquid securities under these circumstances.

     Repurchase Agreements. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.


     Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.


     Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the fund will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

     Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See "The Fund's Investments, Related Risks and Limitations--Segregated Accounts."


     Counterparties. The fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, UBS Global AM, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the fund does business.

     When-Issued and Delayed Delivery Securities. The fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than the normal settlement date at a stated price and yield. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment.

     A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund's net asset value. When the fund commits to purchase securities on a when-issued or delayed delivery basis, it will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the commitment. The fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. The fund may sell the right to acquire the security prior to delivery if UBS Global AM deems it advantageous to do so, which may result in a gain or loss to the fund. See also "The Fund's Investment, Related Risks and Limitations--Segregated Accounts."


     Investments in Other Investment Companies. The fund may invest in securities of other money market funds and certain securities of closed-end investment companies, subject to limitations imposed by the Investment Company Act. Among other things, these limitations generally restrict the fund's aggregate investments in other investment companies to no more than 10% of its total assets. The fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other money market funds are subject to the management fees and other expenses of those funds. At the same time, the fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other money market funds. The fund may invest in the securities of other money market funds when UBS Global AM believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the fund's liquidity. See also "The Fund's Investments, Related Risks and Limitations--Auction Rate and Remarketed Preferred Stock."


     Lending of Portfolio Securities. The fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables the fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. The fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. The fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. The fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.


     Pursuant to procedures adopted by the board governing the fund's securities lending program, UBS Securities LLC ("UBS Securities"), another wholly owned indirect subsidiary of UBS AG, has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS Securities for these services. The board periodically reviews all portfolio securities loan transactions for which UBS Securities acted as lending agent. UBS Securities and other affiliated broker-dealers have also been approved as borrowers under the fund's securities lending program.

     Segregated Accounts. When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.


Investment Limitations of the Fund

     Fundamental Limitations. The following investment limitations cannot be changed for the fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (3), the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

     The fund will not:

     (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

     The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage-and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

     (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks.


     The following interpretations apply to, but are not a part of, this fundamental restriction: (a) U.S. banking (including U.S. finance subsidiaries of non-U.S. banks) and non-U.S. banking will be considered to be different industries; and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.


     (3) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

     (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

     The following interpretation applies to, but is not a part of, this fundamental restriction: the fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

     (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

     (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     Non-Fundamental Limitations. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

     The fund will not:

     (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (2) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (3) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

     (4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

                ORGANIZATION OF THE FUND; DIRECTORS AND OFFICERS;
           PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES


     The fund was organized on January 20, 1978 as a Maryland corporation. The fund has authority to establish additional series and issue 20 billion shares of common stock, par value $0.001 per share.


     The fund is governed by a board of directors, which oversees its operations. Each director serves an indefinite term of office. Each director who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. The table below shows, for each director (sometimes referred to as a "board member") and executive officer, his or her name, address and age, the position held with the fund, the length of time served as a director or officer of the fund, the director's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by such director.


INTERESTED DIRECTORS




                                              Term of
                              Position(s)   Office+ and
                               Held with     Length of
Name, Address, and Age           Fund       Time Served
--------------------------- -------------- -------------
Margo N. Alexander*++; 56      Director    Since 1996

Brian M. Storms*++; 48       Director and  Since 2003
                              Chairman of
                             the Board of
                               Directors


                                                                            Number of
                                         Principal                        Portfolios in                 Other
                                       Occupation(s)                       Fund Complex             Directorships
Name, Address, and Age              During Past 5 Years                Overseen by Director        Held by Director
--------------------------- ----------------------------------- --------------------------------- -----------------
Margo N. Alexander*++; 56   Mrs. Alexander is retired.          Mrs. Alexander is a director or   None
                            She was an executive vice           trustee of 19 investment
                            president of UBS Financial          companies (consisting of 40
                            Services Inc. (March 1984 to        portfolios) for which UBS
                            December 2002). She was chief       Global AM or one of its
                            executive officer (from January     affiliates serves as investment
                            1995 to October 2000), a director   advisor, sub-advisor or manager.
                            (from January 1995 to September
                            2001) and chairman (from March
                            1999 to September 2001) of UBS
                            Global AM.

Brian M. Storms*++; 48      Mr. Storms is chief executive       Mr. Storms is a director or       None
                            officer of UBS Global Asset         trustee of 23 investment
                            Management Americas region          companies (consisting of 83
                            (since July 2002). Mr. Storms       portfolios) for which UBS
                            was chief executive officer,        Global AM or one of its
                            president and/or chief operating    affiliates serves as investment
                            officer of UBS Global AM and        advisor, sub-advisor or manager.
                            certain affiliated asset
                            management companies from
                            1999 to July 2002. He was
                            president of Prudential
                            Investments (1996-1999).



INDEPENDENT DIRECTORS





                                            Term of
                            Position(s)   Office+ and
                             Held with     Length of
Name, Address, and Age          Fund      Time Served
-------------------------- ------------- -------------
Richard Q. Armstrong; 68      Director   Since 1996
R.Q.A. Enterprises
One Old Church Road --
Unit # 6
Greenwich, CT 06830



                                                                          Number of
                                       Principal                        Portfolios in                    Other
                                     Occupation(s)                      Fund Complex                 Directorships
Name, Address, and Age            During Past 5 Years               Overseen by Director           Held by Director
-------------------------- --------------------------------- ---------------------------------- ----------------------
Richard Q. Armstrong; 68   Mr. Armstrong is chairman and     Mr. Armstrong is a director or     Mr. Armstrong is also
R.Q.A. Enterprises         principal of R.Q.A. Enterprises   trustee of 19 investment           a director of AlFresh
One Old Church Road --     (management consulting firm)      companies (consisting of 40        Beverages Canada,
Unit # 6                   (since April 1991 and principal   portfolios) for which UBS          Inc. (a Canadian
Greenwich, CT 06830        occupation since March 1995).     Global AM or one of its            beverage subsidiary
                                                             affiliates serves as investment    of AlFresh Foods
                                                             advisor, sub-advisor or manager.   Inc.).

                                            Term of
                            Position(s)   Office+ and
                             Held with     Length of
Name, Address, and Age          Fund      Time Served
-------------------------- ------------- -------------
David J. Beaubien; 68         Director   Since 2001
101 Industrial Road
Turners Falls, MA 01376

Richard R. Burt; 56           Director   Since 1996
1275 Pennsylvania Ave.,
N.W. Washington, D.C.
20004

Meyer Feldberg; 61            Director   Since 1990
Columbia University
101 Uris Hall
New York, New York 10027



                                                                          Number of
                                       Principal                        Portfolios in                      Other
                                     Occupation(s)                       Fund Complex                  Directorships
Name, Address, and Age            During Past 5 Years                Overseen by Director            Held by Director
-------------------------- --------------------------------- ----------------------------------- ------------------------
David J. Beaubien; 68      Mr. Beaubien is chairman of       Mr. Beaubien is a director or       Mr. Beaubien is also a
101 Industrial Road        Yankee Environmental Systems,     trustee of 19 investment            director of IEC
Turners Falls, MA 01376    Inc., a manufacturer of           companies (consisting of 40         Electronics, Inc., a
                           meteorological measuring          portfolios) for which UBS           manufacturer of
                           systems (since 1991).             Global AM or one of its             electronic assemblies.
                                                             affiliates serves as investment
                                                             advisor, sub-advisor or manager.

Richard R. Burt; 56        Mr. Burt is chairman of           Mr. Burt is a director or trustee   Mr. Burt is also a
1275 Pennsylvania Ave.,    Diligence LLC (international      of 19 investment companies          director of Hollinger
N.W. Washington, D.C.      information and security firm)    (consisting of 40 portfolios) for   International Company
20004                      and IEP Advisors (international   which UBS Global AM or one          (publishing), HCL
                           investments and consulting        of its affiliates serves as         Technologies, Ltd.,
                           firm).                            investment advisor, sub-advisor     The Central European
                                                             or manager.                         Fund, Inc., The
                                                                                                 Germany Fund, Inc.,
                                                                                                 IGT, Inc. (provides
                                                                                                 technology to gaming
                                                                                                 and wagering
                                                                                                 industry) and
                                                                                                 chairman of Weirton
                                                                                                 Steel Corp. (makes
                                                                                                 and finishes steel
                                                                                                 products). He is also a
                                                                                                 director or trustee of
                                                                                                 funds in the Scudder
                                                                                                 Mutual Funds Family
                                                                                                 (consisting of 47
                                                                                                 portfolios).

Meyer Feldberg; 61         Mr. Feldberg is Dean and          Dean Feldberg is a director or      Dean Feldberg is also
Columbia University        Professor of Management of the    trustee of 33 investment            a director of Primedia
101 Uris Hall              Graduate School of Business,      companies (consisting of 54         Inc. (publishing),
New York, New York 10027   Columbia University (since        portfolios) for which UBS           Federated Department
                           1989).                            Global AM or one of its             Stores, Inc. (operator
                                                             affiliates serves as investment     of department stores),
                                                             advisor, sub-advisor or manager.    Revlon, Inc.
                                                                                                 (cosmetics), Select
                                                                                                 Medical Inc.
                                                                                                 (healthcare services),
                                                                                                 and SAPPI, Ltd.
                                                                                                 (producer of paper).

                                               Term of
                               Position(s)   Office+ and
                                Held with     Length of
Name, Address, and Age             Fund      Time Served
----------------------------- ------------- -------------
Frederic V. Malek; 66            Director   Since 1987
1455 Pennsylvania
Avenue, N.W.
Suite 350
Washington, D.C. 20004

Carl W. Schafer; 67              Director   Since 1996
66 Witherspoon Street #1100
Princeton, NJ 08542

William D. White; 69             Director   Since 2001
P.O. Box 199
Upper Black Eddy, PA
18972



                                                                                Number of
                                            Principal                         Portfolios in                     Other
                                          Occupation(s)                       Fund Complex                  Directorships
Name, Address, and Age                 During Past 5 Years                Overseen by Director             Held by Director
----------------------------- ------------------------------------ ---------------------------------- -------------------------
Frederic V. Malek; 66         Mr. Malek is chairman of Thayer      Mr. Malek is a director or         Mr. Malek is also a
1455 Pennsylvania             Capital Partners (merchant bank)     trustee of 19 investment           director of Aegis
Avenue, N.W.                  and chairman of Thayer Hotel         companies (consisting of 40        Communications, Inc.
Suite 350                     Investors III, Thayer Hotel          portfolios) for which UBS          (tele-services),
Washington, D.C. 20004        Investors II and Lodging             Global AM or one of its            American Management
                              Opportunities Fund (hotel            affiliates serves as investment    Systems, Inc.
                              investment partnerships) (since      advisor, sub-advisor or manager.   (management
                              1992).                                                                  consulting and
                                                                                                      computer related
                                                                                                      services), Automatic
                                                                                                      Data Processing, Inc.
                                                                                                      (computing services),
                                                                                                      CB Richard Ellis, Inc.
                                                                                                      (real estate services),
                                                                                                      Federal National
                                                                                                      Mortgage Association,
                                                                                                      FPL Group, Inc.
                                                                                                      (electric services),
                                                                                                      Manor Care, Inc.
                                                                                                      (health care), and
                                                                                                      Northwest Airlines Inc.

Carl W. Schafer; 67           Mr. Schafer is president of the      Mr. Schafer is a director or       Mr. Schafer is also a
66 Witherspoon Street #1100   Atlantic Foundation (charitable      trustee of 19 investment           director of Labor
Princeton, NJ 08542           foundation) (since 1993).            companies (consisting of 40        Ready, Inc.
                                                                   portfolios) for which UBS          (temporary
                                                                   Global AM or one of its            employment),
                                                                   affiliates serves as investment    Roadway Corp.
                                                                   advisor, sub-advisor or manager.   (trucking), Guardian
                                                                                                      Life Insurance
                                                                                                      Company Mutual
                                                                                                      Funds (consisting of
                                                                                                      19 portfolios), the
                                                                                                      Harding, Loevner
                                                                                                      Funds (consisting of
                                                                                                      three portfolios), E.I.I.
                                                                                                      Realty Securities Trust
                                                                                                      (investment company),
                                                                                                      and Frontier Oil
                                                                                                      Corporation.

William D. White; 69          Mr. White is retired (since 1994).   Mr. White is a director or         None
P.O. Box 199                                                       trustee of 19 investment
Upper Black Eddy, PA                                               companies (consisting of 40
18972                                                              portfolios) for which UBS
                                                                   Global AM or one of its
                                                                   affiliates serves as investment
                                                                   advisor, sub-advisor or manager.



----------

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

+ Each director holds office for an indefinite term. Each director who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age.

++ Mrs. Alexander and Mr. Storms are "interested persons" of the fund as defined in the Investment Company Act by virtue of their positions with UBS Global AM and/or any of its affiliates.

OFFICERS


                                                           Term of Office+
                                                            and Length of
Name, Address, and Age    Position(s) Held with the Fund     Time Served   Principal Occupation(s) During Past 5 Years
------------------------ -------------------------------- ---------------- ----------------------------------------------------
W. Douglas Beck*; 36              Vice President          Since 2003       Mr. Beck is an executive director and head of
                                                                           mutual fund product management of UBS Global
                                                                           AM (since 2002). From March 1998 to November
                                                                           2002, he held various positions at Merrill Lynch,
                                                                           the most recent being first vice president and co-
                                                                           manager of the managed solutions group. Mr. Beck
                                                                           is vice president of 22 investment companies
                                                                           (consisting of 81 portfolios) for which UBS Global
                                                                           AM or one of its affiliates serves as investment
                                                                           advisor, sub-advisor or manager.

Thomas Disbrow*; 37             Vice President and        Since 2000       Mr. Disbrow is a director and a senior manager of
                                Assistant Treasurer                        the mutual fund finance department of UBS Global
                                                                           AM. Prior to November 1999, he was a vice
                                                                           president of Zweig/Glaser Advisers. Mr. Disbrow is
                                                                           a vice president and assistant treasurer of 19
                                                                           investment companies (consisting of 40 portfolios)
                                                                           for which UBS Global AM or one of its affiliates
                                                                           serves as investment advisor, sub-advisor or
                                                                           manager.

Amy R. Doberman*; 41       Vice President and Secretary   Since 2000       Ms. Doberman is a managing director and general
                                                                           counsel of UBS Global AM. From December 1997
                                                                           through July 2000, she was general counsel of
                                                                           Aeltus Investment Management, Inc. Ms. Doberman
                                                                           is vice president and assistant secretary of five
                                                                           investment companies (consisting of 44 portfolios)
                                                                           and a vice president and secretary of 19 investment
                                                                           companies (consisting of 40 portfolios) for which
                                                                           UBS Global AM or one of its affiliates serves as
                                                                           investment advisor, sub-advisor or manager.

David M. Goldenberg*; 36        Vice President and        Since 2002       Mr. Goldenberg is an executive director and deputy
                               Assistant Secretary                         general counsel of UBS Global AM. From 2000 to
                                                                           2002 he was director, legal affairs at Lazard Asset
                                                                           Management. Mr. Goldenberg served in various
                                                                           capacities, including most recently as global director
                                                                           of compliance at SSB Citi Asset Management
                                                                           Group from 1996 to 2000. Mr. Goldenberg is a vice
                                                                           president and secretary of five investment
                                                                           companies (consisting of 44 portfolios) and a vice
                                                                           president and assistant secretary of 19 investment
                                                                           companies (consisting of 40 portfolios) for which
                                                                           UBS Global AM or one of its affiliates serves as
                                                                           investment advisor, sub-advisor or manager.


                                                             Term of Office+
                                                              and Length of
Name, Address, and Age      Position(s) Held with the Fund     Time Served
-------------------------- -------------------------------- ----------------
Kevin J. Mahoney*; 37             Vice President and        Since 1999
                                  Assistant Treasurer

Michael H.                          Vice President          Since 2001
Markowitz **; 38

Susan P. Ryan*; 43                  Vice President          Since 1995

Paul H. Schubert*; 40        Vice President and Treasurer   Since 1994

Joseph A. Varnas*; 35                  President            Since 2003

Name, Address, and Age     Principal Occupation(s) During Past 5 Years
-------------------------- -------------------------------------------------------

Kevin J. Mahoney*; 37      Mr. Mahoney is a director and a senior manager of
                           the mutual fund finance department of UBS Global
                           AM. Prior to April 1999, he was the manager of the
                           mutual fund internal control group of Salomon
                           Smith Barney. Mr. Mahoney is a vice president and
                           assistant treasurer of 19 investment companies
                           (consisting of 40 portfolios) for which UBS Global
                           AM or one of its affiliates serves as investment
                           advisor, sub-advisor or manager.

Michael H.                 Mr. Markowitz is an executive director, portfolio
Markowitz **; 38           manager and head of U.S. short duration fixed
                           income of UBS Global AM. He is also an executive
                           director and portfolio manager of UBS Global Asset
                           Management (Americas) Inc., an affiliate of UBS
                           Global AM. Mr. Markowitz is a vice president of five
                           investment companies (consisting of 25 portfolios)
                           for which UBS Global AM or one of its affiliates
                           serves as investment advisor, sub-advisor or manager.

Susan P. Ryan*; 43         Ms. Ryan is an executive director and a portfolio
                           manager of UBS Global AM. Ms. Ryan is a vice
                           president of five investment companies (consisting
                           of 13 portfolios) for which UBS Global AM or one
                           of its affiliates serves as investment advisor, sub-
                           advisor or manager.

Paul H. Schubert*; 40      Mr. Schubert is an executive director and head of
                           the mutual fund finance department of UBS Global
                           AM. Mr. Schubert is treasurer and principal
                           accounting officer of three investment companies
                           (consisting of 41 portfolios), a vice president and
                           treasurer of 20 investment companies (consisting of
                           41 portfolios) and treasurer and chief financial
                           officer of one investment company (consisting of
                           two portfolios) for which UBS Global AM or one
                           of its affiliates serves as investment advisor, sub-
                           advisor or manager.

Joseph A. Varnas*; 35      Mr. Varnas is a managing director (since March
                           2003), chief technology officer (since March 2001)
                           and head of product, technology and operations of
                           UBS Global AM (since November 2002). From
                           2000 to 2001, he was manager of product
                           development in Investment Consulting Services at UBS
                           Financial Services Inc. Mr. Varnas was a senior analyst
                           in the Global Securities Research & Economics Group at
                           Merrill Lynch from 1995 to 1999. Mr. Varnas is president
                           of 22 investment companies (consisting of 81 portfolios)
                           for which UBS Global AM or one of its affiliates serves
                           as investment advisor, sub-advisor or manager.


                                                           Term of Office+
                                                            and Length of
Name, Address, and Age    Position(s) Held with the Fund     Time Served   Principal Occupation(s) During Past 5 Years
------------------------ -------------------------------- ---------------- ------------------------------------------------------

Keith A. Weller*; 41            Vice President and        Since 1995       Mr. Weller is a director and senior associate general
                                Assistant Secretary                        counsel of UBS Global AM. Mr. Weller is a vice
                                                                           president and assistant secretary of 19 investment
                                                                           companies (consisting of 40 portfolios) for which
                                                                           UBS Global AM or one of its affiliates serves as
                                                                           investment advisor, sub-advisor or manager.


----------

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

+ Officers are appointed by the directors and serve at the pleasure of the board.


               INFORMATION ABOUT DIRECTOR OWNERSHIP OF FUND SHARES





                                                                  Aggregate Dollar Range of Equity Securities in All
                                                                     Registered Investment Companies Overseen by
                                                                   Director For Which UBS Financial Services Inc.,
                                       Dollar Range of Equity     UBS Global AM or an Affiliate Serves as Investment
Director                                 Securities in Fund+               Advisor, Sub-Advisor or Manager+
-----------------------------------   ------------------------   ---------------------------------------------------
     Interested Directors
     Margo N. Alexander ...........             None                                Over $100,000
     Brian M. Storms ..............             None                                  $1-$10,000

     Independent Directors
     Richard Q. Armstrong .........             None                                Over $100,000
     David J. Beaubien ............             None                                Over $100,000
     Richard R. Burt ..............             None                               $10,001-$50,000
     Meyer Feldberg ...............             None                                Over $100,000
     Frederic V. Malek ............             None                               $50,001-$100,000
     Carl W. Schafer ..............             None                                Over $100,000
     William D. White .............             None                               $10,001-$50,000


----------

+ Information regarding ownership is as of December 31, 2002.


                                   COMMITTEES

     The fund has an Audit and Contract Review Committee and a Nominating Committee. The members of the Audit and Contract Review Committee are the Independent Directors. Richard Q. Armstrong is chairperson of the Audit and Contract Review Committee. The following Independent Directors are members of the Nominating Committee: Meyer Feldberg (chairperson), Carl W. Schafer and William D. White.


     The Audit and Contract Review Committee is responsible for, among other things: (i) overseeing the scope of the fund's audit, the quality and objectivity of the fund's financial statements, the fund's accounting and financial reporting policies and practices and its internal controls and, as appropriate, the internal controls of certain service providers; (ii) approving, and recommending to the board, for ratification, the selection, appointment, retention or termination of the fund's independent auditors; (iii) determining the compensation of the fund's independent auditors; and (iv) pre-approving all audit and non-audit services provided to the fund and permissible non-audit services to be provided to the fund's affiliates to the extent that such approval is required under applicable regulations of the SEC. In furtherance of its duties, the Audit and Contract Review Committee also is responsible for, among other things: obtaining assurance from the fund's independent auditors of its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors; inquiring as to the fund's qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; reviewing with the independent auditors any problems or difficulties with the audit; reviewing certain matters relating to internal controls and disclosure controls and procedures at the fund and the fund's service providers; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit and Contract Review Committee has the responsibilities described above, it is not responsible for planning or conducting the fund's audit or determining whether the fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Absent actual knowledge to the contrary, Audit and Contract Review Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside the fund.

     The Audit and Contract Review Committee also reviews the performance by certain service providers of their contracts and arrangements with the fund and recommends to the board concerning the initial approval and/or continuation of each of the proposed contracts and arrangements and the reasonableness and appropriateness of the compensation paid by the fund. The Audit and Contract Review Committee currently normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During the fund's fiscal year ended March 31, 2003, the Audit and Contract Review Committee held three meetings.

     The Nominating Committee is responsible for, among other things: selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Directors of the board and reviewing the compensation arrangements for each of the directors. The Nominating Committee did not meet during the fiscal year ended March 31, 2003. The Nominating Committee will consider nominees recommended by shareholders if a vacancy among the Independent Directors occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Meyer Feldberg, care of the Secretary of the Corporation at 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope "Nominating Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae.

    INFORMATION ABOUT INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES ISSUED
    BY UBS FINANCIAL SERVICES INC., UBS GLOBAL AM OR ANY COMPANY CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH UBS FINANCIAL SERVICES INC.
    OR UBS GLOBAL AM

     As of December 31, 2002, the Independent Directors did not own any securities issued by UBS Financial Services Inc., UBS Global AM or any company controlling, controlled by or under common control with UBS Financial Services Inc. or UBS Global AM.



                                  COMPENSATION


     Each Independent Director receives, in the aggregate from UBS Global AM funds, an annual retainer of $50,000, and a $10,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Each such board member is also entitled to a $2,000 fee for each special telephone meeting attended. The chairperson of the Audit and Contract Review Committee receives annually $12,500. The chairperson of the Nominating Committee receives annually $5,000. The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) pro rata on the funds' relative net assets at the end of the calendar quarter preceding the date of payment. No officer, director or employee of UBS Global AM or one of its affiliates presently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.

     The table below includes certain information relating to the compensation of the fund's current board members and the compensation of those board members from all funds for which UBS Financial Services Inc., UBS Global AM or an affiliate served as investment advisor, sub-advisor or manager during the periods indicated.


                              COMPENSATION TABLE+





                                               Aggregate Compensation         Total Compensation from
Name of Person, Position                           from the Fund*         the Fund and the Fund Complex**
-------------------------------------------   ------------------------   --------------------------------
   Richard Q. Armstrong, Director .........            $8,806                        $111,125
   David J. Beaubien, Director ............             8,138                         108,000
   Richard R. Burt, Director ..............             8,138                         108,000
   Meyer Feldberg, Director ...............             8,455                         210,250
   Frederic V. Malek, Director ............             8,138                         108,000
   Carl W. Schafer, Director ..............             8,138                         108,000
   William D. White, Director .............             8,138                         108,000


------------

+ Only Independent Directors are compensated by the funds for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager; directors who are "interested persons," as defined by the Investment Company Act, do not receive compensation from the funds.

* Represents fees paid to each director during the fiscal year ended March 31, 2003.

** Represents fees paid during the calendar year ended December 31, 2002 to each board member by: (a) 22 investment companies in the case of Messrs. Armstrong, Beaubien, Burt, Malek, Schafer and White; and (b) 36 investment companies in the case of Mr. Feldberg for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.



            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES


     UBS Financial Services Inc., 1285 Avenue of the Americas, New York, New York 10019-6028, owned of record all of the fund's shares as of July 1, 2003. None of the persons on whose behalf those shares were held was known by the fund to own beneficially 5% or more of those shares.

     As of July 1, 2003, directors and officers owned in the aggregate less than 1% of the outstanding shares of the fund.




                     INVESTMENT ADVISORY, ADMINISTRATION AND
                       PRINCIPAL UNDERWRITING ARRANGEMENTS


     Investment Advisory and Administration Arrangements. UBS Financial Services Inc. acts as the investment advisor and administrator pursuant to a contract with the fund ("UBS Financial Services Inc. Contract"). Under the UBS Financial Services Inc. Contract, the fund pays UBS Financial Services Inc. a fee, computed daily and paid monthly, according to the following schedule:




Average Daily Net Assets                                      Annual Rate
----------------------------------------------------------   ------------
   Up to $500 million ....................................       0.500%
   In excess of $500 million up to $1.0 billion ..........       0.425
   In excess of $1.0 billion up to $1.5 billion ..........       0.390
   In excess of $1.5 billion up to $2.0 billion ..........       0.380
   In excess of $2.0 billion up to $2.5 billion ..........       0.350
   In excess of $2.5 billion up to $3.5 billion ..........       0.345
   In excess of $3.5 billion up to $4.0 billion ..........       0.325
   In excess of $4.0 billion up to $4.5 billion ..........       0.315
   In excess of $4.5 billion up to $5.0 billion ..........       0.300
   In excess of $5.0 billion up to $5.5 billion ..........       0.290
   In excess of $5.5 billion .............................       0.280


     Services provided by UBS Financial Services Inc. under the UBS Financial Services Inc. Contract, some of which may be delegated to UBS Global AM, as discussed below, include the provision of a continuous investment program for the fund and supervision of all matters relating to the operation of the fund. Under the UBS Financial Services Inc. Contract, during the fiscal years ended March 31, 2003, 2002 and 2001, the fund paid (or accrued) to UBS Financial Services Inc. investment advisory and administrative fees in the amount of $24,158,406, $23,626,698, and $21,492,480, respectively.

     Under the terms of the UBS Financial Services Inc. Contract, the fund bears all expenses incurred in its operation that are not specifically assumed by UBS Financial Services Inc. Expenses borne by the fund include the following: (a) the cost (including brokerage commissions, if any) of securities purchased or sold by the fund or any losses incurred in connection therewith;
(b) fees payable to and expenses incurred on behalf of the fund by UBS Financial Services Inc.; (c) filing fees and expenses relating to the registration and qualification of the fund's shares under federal or state securities laws and the maintenance of such registrations and qualifications;
(d) fees and salaries payable to the fund's Independent Directors; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the Independent Directors; (i) charges of custodians, transfer agents and other agents; (j) costs of preparing share certificates;
(k) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports and statements to shareholders and proxy materials; (l) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; and (m) fees and other expenses incurred in connection with membership in investment company organizations.

     Under a contract with UBS Financial Services Inc. ("Sub-Advisory Contract"), UBS Global AM is responsible for the actual investment management of the fund's assets, including the responsibility for making decisions and placing orders to buy, sell or hold particular securities. Under the Sub-Advisory Contract, UBS Financial Services Inc. (not the fund) pays UBS Global AM a fee, computed daily and paid monthly, according to the following schedule:



Average Daily Net Assets                                     Annual Rate
------------------------                                    -------------
   Up to $500 million ...................................       0.0900%
   In excess of $500 million up to $1.0 billion .........       0.0500
   In excess of $1.0 billion up to $1.5 billion .........       0.0400
   In excess of $1.5 billion up to $2.0 billion .........       0.0300
   In excess of $2.0 billion up to $2.5 billion .........       0.0250
   In excess of $2.5 billion up to $3.5 billion..........       0.0250
   In excess of $3.5 billion up to $4.5 billion .........       0.0200
   In excess of $4.5 billion up to $5.5 billion .........       0.0125
   In excess of $5.5 billion ............................       0.0100


     Under the Sub-Advisory Contract, during the fiscal years ended March 31, 2003, 2002 and 2001, UBS Financial Services Inc. paid (or accrued) to UBS Global AM fees in the amount of $1,904,765, $1,885,775 and $1,809,553, respectively.

     Under a contract with UBS Financial Services Inc. ("Sub-Administration Contract"), UBS Global AM also serves as the fund's sub-administrator. Under the Sub-Administration Contract, UBS Financial Services Inc. (not the fund) pays UBS Global AM 20% of the fees received by UBS Financial Services Inc. under the UBS Financial Services Inc. Contract, such amount to be paid monthly and reduced by any amount paid by UBS Financial Services Inc. in each such month under the Sub-Advisory Contract. Under the Sub-Administration Contract, during the fiscal years ended March 31, 2003, 2002 and 2001, UBS Financial Services Inc. paid (or accrued) to UBS Global AM fees in the amount of $2,926,917, $2,839,565 and $2,488,943, respectively.

     Each of the advisory, sub-advisory and sub-administration contracts noted above provides that UBS Financial Services Inc. or UBS Global AM, as the case may be, shall not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Financial Services Inc. or UBS Global AM, in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each of the advisory, sub-advisory and sub-administration contracts is terminable by vote of the fund's board or by the holders of a majority of the outstanding voting securities of the fund at any time without penalty, on 60 days' written notice to UBS Financial Services Inc. or UBS Global AM, as the case may be. Each of the advisory and sub-advisory contracts may also be terminated by UBS Financial Services Inc. or UBS Global AM, as the case may be, on 90 days' written notice to the fund. The sub-administration contract may also be terminated by UBS Global AM on 60 days' written notice to the fund. Each of the advisory, sub-advisory and sub-administration contracts terminates automatically upon its assignment.

     At the fund's board meeting held on July 23, 2003, the board members considered and approved the continuance of the fund's UBS Financial Services Inc. Contract, Sub-Advisory Contract and Sub-Administration Contract with UBS Global AM. Prior to that meeting, the board's Audit and Contract Review Committee (the "Committee") (comprised of the board's independent directors) also had met to review and discuss the investment advisory and administration services provided to the fund over the course of the year by UBS Financial Services Inc. and UBS Global AM. In considering the continuance of the UBS Financial Services Inc. Contract, the Sub-Advisory Contract and the Sub-Administration Contract, the Committee analyzed the nature, quality and scope of such services, the revenues received and expenses incurred (actual and projected) by UBS Financial Services Inc. and UBS Global AM in performing the services required under the UBS Financial Services Inc. Contract, the Sub-Advisory Contract and the Sub-Administration Contract, respectively, and the cost allocation methods used in calculating such expenses. The Committee also reviewed UBS Financial Services Inc.'s and UBS Global AM's profitability in managing the fund; the current fees paid by the fund in light of fees paid to other advisors by comparable funds and as a percentage of assets at different asset levels; fees paid to UBS Financial Services Inc. and UBS Global AM by other funds they advise; and the ability of UBS Financial Services Inc. and UBS Global AM to continue to perform the services contemplated under the UBS Financial Services Inc. Contract, Sub-Advisory Contract and Sub-Administration Contract, respectively.

     The Committee also evaluated the performance of the fund in comparison to funds with similar objectives and policies, the relevant investment advisory personnel, compliance with the fund's investment restrictions, tax and reporting requirements, procedures of UBS Financial Services Inc. and UBS Global AM with respect to possible conflicts of interest, including UBS Financial Services Inc.'s and UBS Global AM's code of ethics, trade allocation procedures for its various investment advisory clients, and best execution procedures. Based on all of the above, as well as other factors and considerations, the Committee recommended to the full board that the board approve the continuance of the UBS Financial Services Inc. Contract, of the Sub-Advisory Contract and of the Sub-Administration Contract.

     The full board reviewed the factors considered by the Committee and also gave substantial consideration to the fees payable under the contracts. In this regard, the board evaluated UBS Financial Services Inc.'s and UBS Global AM's profitability with respect to the fund, including consideration of both the actual dollar amount of fees paid by the fund directly to UBS Financial Services Inc. and by UBS Financial Services Inc. to UBS Global AM, and so-called "fallout benefits" to UBS Financial Services Inc. and UBS Global AM or their affiliates, such as, for example, benefits derived from serving as investment advisor or sub-advisor to the fund, the research services available to UBS Financial Services Inc. or UBS Global AM by reason of commissions from other funds, and transfer agency related services fees received by UBS Financial Services Inc.
or UBS Global AM for certain transfer agency related services performed for the fund's shareholders. Based on these considerations and the overall high-quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of UBS Financial Services Inc. and UBS Global AM, the board concluded the fees to be paid to UBS Financial Services Inc. and UBS Global AM under the contracts were fair and reasonable, and the scope and quality of UBS Financial Services Inc.'s and UBS Global AM's services to the fund were consistent with the fund's operational requirements and sufficient to approve the continuance of the UBS Financial Services Inc. Contract between the fund and UBS Financial Services Inc., UBS Financial Services Inc.'s Sub-Advisory Contract between UBS Financial Services Inc. and UBS Global AM and UBS Financial Services Inc.'s Sub-Administration Contract between UBS Financial Services Inc. and UBS Global AM.


     Principal Underwriting Arrangements. UBS Global AM acts as the fund's principal underwriter pursuant to a principal underwriting contract with the fund ("Principal Underwriting Contract"). The Principal Underwriting Contract requires UBS Global AM to use its best efforts, consistent with its other businesses, to sell shares of the fund. Shares of the fund are offered continuously. UBS Global AM enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell fund shares.


     Transfer Agency Related Services. PFPC Inc. ("PFPC"), the fund's transfer agent, (not the fund) pays UBS Global AM for certain transfer agency related services that PFPC has delegated to UBS Global AM.

     Securities Lending. During the fiscal years ended March 31, 2002 and 2001, the fund paid no fees to UBS Financial Services Inc. for its services as securities lending agent because the fund did not engage in any securities lending activities. For the year ended March 31, 2003, the fund earned $18,438 for lending securities. UBS Financial Services Inc. earned $6,009 in compensation from the fund in its capacity as the fund's lending agent.



                             PORTFOLIO TRANSACTIONS


     The fund purchases portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.


     The Sub-Advisory Contract authorizes UBS Global AM (with the approval of the board) to select brokers and dealers to execute purchases and sales of the fund's portfolio securities. It directs UBS Global AM to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the fund. UBS Global AM may consider the sale of shares of the fund and of other funds it advises as a factor in the selection of brokers or dealers to effect transactions for the fund, subject to UBS Global AM's duty to seek best execution. To the extent that the execution and price offered by more than one dealer are comparable, UBS Global AM may, in its discretion, effect transactions in portfolio securities with dealers who provide the fund or UBS Global AM with research, analysis, advice and similar services. Although UBS Global AM may receive certain research or execution services in connection with these transactions, UBS Global AM will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid had no services been provided by the executing dealer. Agency transactions in over-the-counter securities are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include a requirement that UBS Global AM obtain multiple quotes from dealers before executing the transaction on an agency basis. Moreover, UBS Global AM will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services that could be purchased for hard dollars. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the fund. Information and research received from dealers will be in addition to, and not in lieu of, the services required to be performed by UBS Global AM under the Sub-Advisory Contract.


     During the fiscal years ended March 31, 2003, 2002, and 2001, the fund paid no brokerage commissions. Therefore, the fund has not allocated any brokerage transactions for research, analysis, advice and similar services.


     Investment decisions for the fund and for other investment accounts managed by UBS Global AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the fund and such other account(s) as to amount in a manner deemed equitable to the fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the fund.


     As of March 31, 2003, the fund owned securities issued by the following companies which are regular broker-dealers for the fund:





                 Issuer                     Type of Security         Value
----------------------------------------   ------------------   ---------------
   Goldman Sachs Group, Inc.               Commercial paper      $164,735,944
   Morgan Stanley                          Commercial paper      $149,913,778
   Salomon Smith Barney Holdings, Inc.     Commercial paper      $129,942,763


                  ADDITIONAL INFORMATION REGARDING REDEMPTIONS;
                             FINANCIAL INSTITUTIONS

     Additional Redemption Information. The fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time; although the fund attempts to maintain a constant net asset value of $1.00 per share.


     Under normal circumstances, the fund will redeem shares when so requested by a shareholder's broker-dealer other than UBS Financial Services Inc. by telegram or telephone to UBS Global AM. Such a redemption order will be executed at the net asset value next determined after the order is received by UBS Global AM. Redemptions of fund shares effected through a broker-dealer other than UBS Financial Services Inc. may be subject to a service charge by that broker-dealer.


     Financial Institutions. The fund may authorize financial institutions and their agents, to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The fund will be deemed to have received these purchase and redemption orders when such an institution or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the financial institutions or their agents.

                               VALUATION OF SHARES


     The fund uses its best efforts to maintain its net asset value at $1.00 per share. The fund's net asset value per share is determined by State Street Bank and Trust Company ("State Street") as of 2:00 p.m., Eastern time, on each Business Day. As defined in the Prospectus, "Business Day" means any day on which State Street's Boston offices, and the New York City offices of UBS Financial Services Inc. and UBS Financial Services Inc.'s bank, The Bank of New York, are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.


     The fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ("Rule") under the Investment Company Act. To use amortized cost to value its portfolio securities, the fund must adhere to certain conditions under the Rule relating to its investments, some of which are discussed in this SAI. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, the fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

     The board has established procedures ("Procedures") for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for the fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those U.S. dollar denominated instruments that are of high quality under the Rule and that UBS Global AM, acting pursuant to the Procedures, determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value per share, the board will take appropriate action.

     In determining the approximate market value of portfolio investments, the fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board.

                             PERFORMANCE INFORMATION

     The fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. Investment returns will fluctuate.

     Total Return Calculations. Average annual total return quotes ("Standardized Return") used in the fund's Performance Advertisements are calculated according to the following formula:


         P(1 + T)n = ERV
        where:   P = a hypothetical initial payment of $1,000 to purchase fund shares
                 T = average annual total return of fund shares
                 n = number of years
               ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

     Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends are assumed to have been reinvested at net asset value.

     The fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value.

     The following table shows performance information for the fund's shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.



      Year ended March 31, 2003:
          Standardized Return ................      1.16%
      Five Years ended March 31, 2003:
          Standardized Return ................      3.98%
      Ten Years ended March 31, 2003:
          Standardized Return ................      4.26%


     Calculation of Yield. The fund computes its 7-day current yield and its 7-day effective yield quotations using standardized methods required by the SEC. The fund from time to time advertises (1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent; and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7) and subtracting 1 from the result, according to the following formula:

                                                        365/7
             EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)     ] -- 1

     The fund may also advertise other performance data, which may consist of the annual or cumulative return (including net short-term capital gain, if any) earned on a hypothetical investment in the fund since it began operations or for shorter periods. This return data may or may not assume reinvestment of dividends (compounding).

     Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of the fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield.

     The fund's yield and effective yield for the seven-day period ended March 31, 2003 were 0.70% and 0.70%, respectively.

     Other Information. The fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to predict or indicate future results. The return on an investment in the fund will fluctuate. UBS Global AM or UBS Financial Services Inc. may voluntarily waive fees and/or reimburse fund expenses from time to time, which may impact the fund's performance. Once started, there is no guarantee that UBS Global AM or UBS Financial Services Inc. will continue to voluntarily waive a portion of its fees and/or reimburse expenses. In Performance Advertisements, the fund may compare its yield with data published by Lipper Analytical Services, Inc. for money funds ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), IBC Financial Data, Inc. ("IBC"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data Inc. ("ICD"), or Morningstar Mutual Funds ("Morningstar") or with the performance of recognized stock and other indices and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, IBC, Wiesenberger or ICD. Performance Advertisements also may refer to discussions of the fund and comparative mutual fund data and ratings reported in independent periodicals. Comparisons in Performance Advertisements may be in graphic form. The fund may also compare its performance with the performance of bank certificates of deposit ("CDs") as measured by the CDA Certificate of Deposit Index and the Bank Rate Monitor National Index and the average of yields of CDs of major banks published by Banxquotes[RegTM] Money Markets.



                                      TAXES


     The fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. To so qualify, the fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any, determined without regard to any deduction for dividends paid) and must meet several additional requirements. Among these requirements are the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or in two or more issurers that the fund controls and which are engaged in the same or similar trades or businesses.

     By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the portion of its investment company taxable income and net capital gain that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year. If the fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

     Please note that dividends from the fund are not eligible for the reduced rate of tax that may apply to certain dividends on corporate stock.



                                OTHER INFORMATION

     Voting Rights. Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative, and as a result the holders of more than 50% of all the shares of the fund may elect all its board members.

     The fund does not hold annual meetings. There normally will be no meetings of shareholders to elect directors unless fewer than a majority of the directors holding office have been elected by shareholders. The directors are required to call a meeting of shareholders when requested in writing to do so by the shareholders of record holding at least 25% of the fund's outstanding shares. Each share of the fund has equal voting, dividend and liquidation rights.


     Prior Names. Prior to June 9, 2003, the fund's name was "UBS PaineWebber Cashfund, Inc." Prior to April 12, 2001, the fund's name was "PaineWebber Cashfund, Inc."

     Custodian and Recordkeeping Agent; Transfer and Dividend Agent. State Street Corporation, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the fund. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as the fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

     Counsel. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, serves as counsel to the fund. Dechert LLP also acts as counsel to UBS Global AM in connection with other matters. Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as independent counsel to the Independent Directors.


     Auditors. Ernst & Young LLP, Five Times Square, New York, New York 10036, serves as independent auditors for the fund.


                              FINANCIAL STATEMENTS


     The fund's Annual Report to Shareholders for its last fiscal year ended March 31, 2003 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated herein by this reference.

You should rely only on the information contained or referred to in the Prospectus and this Statement of Additional Information. The fund and its principal underwriter have not authorized anyone to provide you with information that is different. The Prospectus and this Statement of Additional Information are not an offer to sell shares of the fund in any jurisdiction where the fund or its principal underwriter may not lawfully sell those shares.



(C) 2003 UBS Financial Services Inc. All rights reserved.




                                                              UBS Cashfund Inc.


                                             -----------------------------------
                                             Statement of Additional Information

                                                                   July 29, 2003

                                             -----------------------------------

                                                     UBS Financial Services Inc.